Supplement to the
Fidelity® Four-In-One Index Fund
April 27, 2004
Prospectus

Shareholder Meeting. On or about June 16, 2004, a meeting of the shareholders of Fidelity Four-In-One Index Fund will be held to vote on various proposals. Shareholders of record on April 19, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

IDV-04-02 April 27, 2004
1.729987.111